                                                                    EXHIBIT 10.6
                               PLEDGE AGREEMENT
                               ----------------

     PLEDGE AGREEMENT dated as of September 13, 1999 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), between NMT MEDICAL,
                                               ---------
INC. and the other entities listed on Schedule I hereto (each a "Pledgor" and
                                      ----------                 -------
collectively, the "Pledgors") and BROWN BROTHERS HARRIMAN & CO. (the "Lender").
                   --------                                           ------

     WHEREAS, the Pledgors have entered into that certain Credit Agreement, dated as of the date hereof, among the Pledgors and the Lender (as amended, supplemented, extended or otherwise modified from time to time, the "U.S. Credit
                                                                     -----------
Agreement"), pursuant to which the Pledgors have arranged for a $5,000,000
---------
credit facility, the proceeds of which will be used to prepay a portion of the Whitney Notes and for general corporate purposes;

     WHEREAS, pursuant to the U.S. Credit Agreement, the Lender has agreed to make loans to the Pledgors upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Pledgors are parties to that certain Guarantee, dated as of the date hereof, in favor of the Lender (as amended, supplemented, extended or otherwise modified from time to time, the "Guarantee"), pursuant to which the
                                           ---------
Pledgors have guaranteed the payment and performance by NMT NeuroSciences Implants (France) SA, a French limited liability company, and NMT NeuroSciences Instruments (France) SARL, a French limited liability company (collectively, the "French Subsidiaries"), of their obligations and liabilities under that certain
 -------------------
Credit Agreement, dated as of the date hereof, by and among the French Subsidiaries and the Lender (together with the U.S. Credit Agreement, the "Credit Agreements");
------------------

     WHEREAS, the operations of the Pledgors and the French Subsidiaries are conducted on a combined basis with significant shared management, purchasing, planning, financial controls and other functions, and the Credit Agreements will directly or indirectly benefit the Pledgors' various businesses; and

     WHEREAS, it is a condition precedent to the obligations of the Lender to make loans to the Pledgors and the French Subsidiaries under the respective Credit Agreements that the Pledgors shall have executed and delivered this Agreement to the Lender, as security for the payment and performance of all obligations of the Pledgors to the Lender.

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                            ARTICLE 1. DEFINITIONS

     Unless otherwise defined herein, terms which are defined in the U.S. Credit Agreement and used herein are so used as so defined. The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "Commitments" shall mean the obligations of the Lender to make loans and
      -----------
advances, issue letters of credit and otherwise extend financial accommodations to and for the account of the Pledgors and the French Subsidiaries under the Credit Agreements or under any other document executed in connection therewith.

     "Equity Rights" means, with respect to any Person, any subscriptions,
      -------------
options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type held in such Person.

     "Pledged Collateral" means any and all right, title and interest of each
      ------------------
Pledgor in, to or under the Pledged Stock, the Pledged Partnership Interests, the Pledged Membership Interests and the Pledged Obligations, whether now owned or hereafter acquired, together with all the proceeds thereof and any replacements, additions or substitutions thereof or thereto and all accounts arising from the sale or disposition thereof.

     "Pledged Membership Interests" means any and all right, title and interest
      ----------------------------
of each Pledgor, as a member, in and to any limited liability companies that now or in the future are listed on Schedule II hereto, and all rights and interests
                               -----------
of such Pledgor in the property, capital, profits and losses of, and all distributions paid or distributed by or out of, such limited liability companies, together with all rights of such Pledgor under the limited liability company agreements governing such limited liability companies; provided that,
                                                               --------
with respect to the pledge of membership interests hereunder to secure the Pledgors' obligations and liabilities to the Lender under the U.S. Credit Agreement and the Guarantee, the term "Pledged Membership Interests" shall
                                       ----------------------------
include only sixty-five percent (65%) of the voting interests of any subsidiary that is not a Domestic Subsidiary and which is now or in the future listed on
Schedule II hereto.
-----------

     "Pledged Obligations" means any and all right, title and interest of each
      -------------------
Pledgor in and to any and all Indebtedness obligations owed to such Pledgor by any Person, whether now existing or hereafter incurred, and in and to all collateral granted to such Pledgor to or for the benefit of such Pledgor as collateral security for such obligations.

     "Pledged Partnership Interests" means any and all right, title and interest
      -----------------------------
of each Pledgor, as a general or limited partner, in and to any general and limited partnerships that now or in the future are listed on Schedule III
                                                             ------------
hereto, and all rights and interests of such Pledgor in the property, capital, profits and losses of, and all distributions paid or distributed by or out of, such general and limited partnerships, together with all rights of such Pledgor under the partnership agreements governing such general and limited partnerships; provided that, with respect to the pledge of partnership interests
              --------
hereunder to secure the Pledgors' obligations and liabilities to the Lender under the U.S. Credit Agreement and the Guarantee, the term "Pledged Partnership
                                                             -------------------
Interests" shall include only sixty-five percent (65%) of the voting interests
---------
of any subsidiary that is not a Domestic Subsidiary and which is now or in the future listed on Schedule III hereto.
                 ------------

     "Pledged Stock" means any and all right, title and interest of each Pledgor
      -------------
in and to the capital stock of and Equity Rights in and to the corporations that now or in the future are listed on Schedule IV hereto, and all rights and
                                        -----------
interests of such Pledgor in any dividends or other distributions paid in respect of such capital stock and Equity Rights; provided that, with respect to
                                                 --------
the pledge of capital stock hereunder to secure the Pledgors' obligations and liabilities to the Lender under the U.S. Credit Agreement and the Guarantee, the term "Pledged Stock" shall include only sixty-five percent (65%) of the voting
      -------------
stock of any subsidiary that is not a Domestic Subsidiary and which is now or in the future listed on Schedule IV hereto.
                     -----------

     "Secured Obligations" shall mean (a) the full and prompt payment when due
      -------------------
(whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of each and all of the Pledgors to the Lender, whether now existing or hereafter incurred under, arising out of or in connection with the U.S. Credit Agreement, the Guarantee or any other agreement with or for the benefit of the Lender to which any Pledgor is a party or to which any Pledgor is bound and the due performance and compliance by each and all of the Pledgors with the terms of each such agreement, including, without limitation, the full and prompt payment of all unpaid principal of and interest on (including interest accruing on or after the filing of a petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding, relating to any Pledgor to the extent allowed under applicable law) any and all such obligations; (b) any and all sums advanced by the Lender in order to preserve any collateral securing any of the obligations referred to in clause (a) or to preserve the Lender's security interest in such collateral; (c) in the event of any proceeding for the collection or enforcement of any obligations or liabilities referred to in clause (a), after an Event of Default (as hereinafter defined) shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the collateral securing the obligations referred to in clause (a), or of any exercise by the Lender of its rights hereunder, together with reasonable attorneys' fees and court costs; and (d) any and all other liabilities and obligations whatsoever of any Pledgor to the Lender.

     "Security" has the same meaning as in Section 2(l) of the Securities Act of
      --------
1933, as amended.

     "UCC" means the Uniform Commercial Code as the same may, from time to time,
      ---
be in effect in The Commonwealth of Massachusetts.


                             ARTICLE 2. COLLATERAL

     Section 2.1  Grant of Security Interest.  As security for the payment by
                  --------------------------
the Pledgors of the Secured Obligations and the performance by the Pledgors of their obligations and undertakings under this Agreement and any other document made in connection herewith, each of the Pledgors does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Lender, in and to all right, title and interest of such Pledgors in the Pledged Collateral.

     Section 2.2  Delivery of Certificates; Delivery of Financing Statements.
                  ----------------------------------------------------------

          (a) Each Pledgor, as applicable, hereby delivers to the Lender all of the certificates evidencing the Pledged Stock owned by such Pledgor, in each case, endorsed in blank or accompanied with appropriate undated stock powers duly executed in blank. Each Pledgor has caused the Lien of the Lender in and to the Pledged Stock to be registered upon the books of each of the issuers of the Pledged Stock. All other shares of the Pledged Stock subsequently acquired by any Pledgor shall be pledged and delivered to the Lender contemporaneously with the acquisition thereof, accompanied by stock powers duly executed in blank, with signature properly guaranteed.

          (b) Each Pledgor has executed and delivered to the Lender such financing statements as the Lender has requested, with respect to that portion of the Pledged Collateral in which a Lien may be perfected by the filing of a financing statement against such Pledgor. Each Pledgor has directed each of the issuers of the Pledged Partnership Interests and the Pledged Membership Interests to register the Lien of the Lender in and to the Pledged Partnership Interests and the Pledged Membership Interests upon the books of each of the issuers of the Pledged Partnership Interests and the Pledged Membership Interests. None of the Pledged Partnership Interests or the Pledged Membership Interests are represented by a certificate. If at any time any of the Pledged Partnership Interests or Pledged Membership Interests shall be represented by one or more certificates or by any documents that are Instruments (as defined in the UCC), then the Pledgor shall promptly deliver the same to the Lender accompanied by duly executed transfer powers endorsed in blank respecting such certificates or documents.

          (c) Each Pledgor hereby agrees to promptly deliver to the Lender, upon the request of the Lender, all promissory notes, instruments and agreements evidencing the Pledged Obligations held by such Pledgor in suitable form for transfer by endorsement and delivery or accompanied by duly executed instruments of transfer or assignment in blank. If any Pledgor shall receive any promissory notes, instruments or agreements constituting Pledged Obligations after the date hereof (including, without limitation, any certificate representing any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization) in respect of Pledged Obligations, such Pledgor agrees: (i) to accept the same as the agent of the Lender; (ii) to hold the same in trust on behalf of and for the benefit of the Lender subject to use or transfer permitted by this Agreement or the U.S. Credit Agreement; and (iii) upon the request of the Lender, to deliver any and all promissory notes, instruments or agreements evidencing the same to the Lender, in the exact form received, with the endorsement in blank of such Pledgor when necessary and with an appropriate undated instrument of transfer or assignment duly executed in blank (with signatures properly guaranteed), to be held by the Lender subject to the terms of this Agreement, as additional Pledged Collateral.

     Section 2.3    Acknowledgment.  The Lender acknowledges that the Pledgors
                    --------------
may not be permitted to assign their rights and obligations under or grant a security interest in certain Pledged Obligations pursuant to the terms thereof. With respect to such Pledged Obligations, nothing herein shall be construed as an assignment to the Lender of such Pledged Obligations or the grant of a security interest therein to the extent so prohibited. For purposes of clarification, to the extent permitted thereunder, the parties hereto acknowledge that the Pledgors have granted a security interest in the Pledgors' rights to receive payments under such Pledged Obligations and any other rights of the Pledgors thereunder pursuant to the terms of this Agreement.

                    ARTICLE 3, REPRESENTATIONS, WARRANTIES
                       AND COVENANTS CONCERNING SECURITY

     Section 3.1  Title, Liens.  Each Pledgor represents, warrants and covenants
                  -------------
that:

          (a) Schedules II, III and IV hereto completely and accurately list all of the Pledged Membership Interests, the Pledged Partnership Interests and the Pledged Stock owned by such Pledgor as described therein; and

          (b) the respective Pledged Collateral is owned solely by such Pledgor and no other Person has any right, title, interest, claim or Lien thereon, or thereto.

     Section 3.2  Sale of Pledged Collateral; Liens. Except as specifically
                  ---------------------------------
permitted by this Agreement or the U.S. Credit Agreement, each Pledgor:

          (a) will not sell, assign or otherwise transfer any of the Pledged Collateral, other than Pledged Obligations in accordance with reasonable business practices in the ordinary course of business;

          (b) will keep all Pledged Collateral in existence on the date, and all Pledged Collateral acquired after the date, of execution of this Agreement, free from all Liens other than Permitted Encumbrances; and

          (c) will pay and discharge, when due, all taxes, levies and other charges upon any Pledged Collateral, and shall defend all Pledged Collateral against all claims of any Person (other than, with respect to any Permitted Encumbrance, the holder thereof) other than the Lender.

The Lender will not be required to take any steps to perfect its security interest in the Pledged Partnership Interests, the Pledged Membership Interests, the Pledged Stock or the Pledged Obligations or to collect or realize upon the Pledged Partnership Interests, the Pledged Membership Interests, the Pledged Stock or the Pledged Obligations or any distribution in respect thereof, nor shall loss of or damage to the Pledged Collateral release any Pledgor from any obligation contained in this Agreement.

     Section 3.3  Voting Rights Concerning Pledged Collateral.
                  -------------------------------------------

          (a) During the term of this Agreement, and so long as no Event of Default shall have occurred and be continuing, each Pledgor shall have the right to vote the Pledged Stock, the Pledged Partnership Interests and the Pledged Membership Interests on all corporate, partnership or membership questions for all purposes.

          (b) Upon the occurrence and during the continuance of an Event of Default, the Lender, upon written notice to the appropriate Pledgor, shall be permitted to exercise all voting powers pertaining to the Pledged Stock, the Pledged Partnership Interests and the Pledged Membership Interests. The Lender, after the occurrence and during the continuance of any such Event of Default, and at its election, is hereby irrevocably appointed to vote the Pledged Stock, the Pledged Partnership Interests and the Pledged Membership Interests upon any corporate, partnership or membership matter; provided that with respect to any
                                             --------
general partnership or membership interest included among the Pledged Collateral, the foregoing proxy shall be construed so that, and shall be limited to the extent necessary so that, the Lender shall not be or become liable as a general partner or a manager or managing member.

     Section 3.4  Payments.
                  --------

          (a) So long as no Event of Default has occurred, and to the extent not prohibited by any Credit Agreement or any other document made in connection therewith or herewith, each Pledgor shall be entitled to receive and retain any payments, including, without limitation, principal and interest payments, paid on the Pledged Obligations.

          (b) Upon the occurrence and during the continuance of an Event of Default, (i) all rights of each Pledgor to receive or demand, as the case may be, any payments, including, without limitation, principal and interest payments, which such Pledgor is authorized to receive or demand pursuant to paragraph (a) of this Section 3.4 shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to receive or demand, as the case may be, and retain such principal and interest payments (and all other payments in respect of the Pledged Obligations); in addition, all principal and interest payments (and all other payments in respect of the Pledged Obligations) which are received by any Pledgor contrary to the provisions of this Section 3.4(b) shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement) and
(ii) all rights of each Pledgor to exercise any rights and powers (including the right to receive and retain payments on the Pledged Obligations) which it would otherwise be entitled to exercise pursuant to this Section 3.4 shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to exercise all such rights and powers until such Event of Default shall have been cured or waived in accordance with the applicable Credit Agreement, at which time all such rights shall thereupon become revested in such Pledgor. Any and all money and other property paid over to or received by the Lender as Pledged Collateral and retained by the Lender pursuant to the provisions of this Section 3.4(b) shall be retained by the Lender in an account to be established by the Lender upon receipt of such money or other property and shall be applied in accordance with the provisions of the applicable Credit Agreement.

          (c) Upon the occurrence and during the continuance of an Event of Default, each Pledgor further agrees that so long as the Pledged Obligations continue to be Pledged Collateral under this Agreement, such Pledgor will not permit any of the notes, instruments or other agreements evidencing the Pledged Obligations to be amended, modified or changed in any material way, nor will such Pledgor accept any waiver, indulgence, modification or other departure by any obligor under such Pledged Obligations from any provision of the Pledged Obligations, without first obtaining written consent of the Lender, which consent shall not be unreasonably withheld.

     Section 3.5  No Restrictions.  Each Pledgor represents and warrants that
                  ---------------
each of the shares of the Pledged Stock is fully paid and non-assessable, that there are no restrictions upon the transfer (other than pursuant to state and federal securities laws) of, or the right to vote in respect of, any of the Pledged Collateral and that such Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any Lien. Each Pledgor hereby consents to the grant of a security interest in and the transfer of the Pledged Collateral by each other Pledgor pursuant to the terms hereof as may be required under any applicable partnership agreement or limited liability company agreement.

     Section 3.6  Subsequent Changes Affecting Pledged Collateral. Each Pledgor
                  -----------------------------------------------
hereby represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights of the Pledged Stock, the Pledged Partnership Interests and the Pledged Membership Interests), and such Pledgor agrees that the Lender shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Lender may, upon the occurrence and during the continuance of an Event of Default, without notice and at its option, transfer or register the Pledged Stock, the Pledged Partnership Interests, the Pledged Membership Interests or any part thereof, into its or its nominee's name, or endorse any of the Pledged Obligations for negotiation, without any indication that such Pledged Stock, Pledged Partnership Interest, Pledged Membership Interest or Pledged Obligation is subject to the security interest hereunder.

     Section 3.7  Adjustments with Respect to the Pledged Collateral. In the
                  --------------------------------------------------
event that, during the term of this Agreement, any stock dividend, reclassification, adjustment or other change is declared or made in the capital structure, of any issuer whose Securities constitute Pledged Collateral, or any option included with the Pledged Collateral is exercised, or both, all new, substituted and additional shares, or membership interests or other Securities, issued by reason of any such change or exercise shall be delivered and held by the Lender under the terms of this Agreement in the same manner as the collateral originally pledged hereunder; provided, however, that nothing
                                         --------  -------
contained in this Section 3.7 shall be deemed to permit the issuance of any warrants or other rights or options by any issuer whose Securities constitute Pledged Collateral that is not expressly permitted by the applicable Credit Agreement or any other document made in connection therewith or herewith.

     Section 3.8  Equity Rights with Respect to Pledged Collateral.  In the
                  ------------------------------------------------
event that during the term of this Agreement any Equity Rights shall be issued or exercised in connection with the Pledged Collateral, such warrants, rights and options and all new stock, partnership interests or membership interests or other Securities acquired by any Pledgor in connection therewith shall be immediately assigned and delivered to the Lender to be held under the terms of this Agreement in the same manner as the Pledged Collateral originally pledged hereunder; provided, however, that nothing contained in
           --------  -------
this Section 3.8 shall be deemed to permit the issuance of any Equity Rights by any issuer whose Securities constitute Pledged Collateral that is not expressly permitted in the applicable Credit Agreement or any other document made in connection therewith or herewith.

     Section 3.9  Certain Additional Rights.  In connection with any sale of
                  -------------------------
Pledged Collateral by the Lender, the Lender shall have the right to execute any document or form, in its name or the name of the appropriate Pledgor, that may be necessary or desirable in connection with such sale after an Event of Default.

     Section 3.10  Reimbursement.  The Pledgors shall pay any and all reasonable
                   -------------
costs, including, without limitation, reasonable attorneys' fees, legal expenses and court costs, that the Lender may incur in enforcing, defending or protecting its Lien on, or rights and interests in, the Pledged Collateral, or any of its rights and remedies under this or any other agreement between the parties hereto or in respect to any of the transactions to be had thereunder or hereunder and, until paid by the Pledgors, such sums shall be considered as additional Secured Obligations. The Pledgors shall indemnify and hold harmless the Lender from and against any and all liability, loss or damage that it may suffer or incur and that arises out of or results from a partnership or limited liability company agreement or a certificate of partnership or limited liability company and any claim or any alleged obligation, liability or duty on the part of the Lender to perform or discharge any of the terms, covenants or provisions of the foregoing or any other agreement or document obligating or binding, or purporting to obligate or bind, together with all reasonable costs and expenses (including, without limitation, reasonable costs and attorneys' fees) paid or incurred in connection therewith and, until paid by the Pledgors, such sums shall be considered as additional Secured Obligations; provided, however, that the
                                              --------  -------
indemnification contained in this sentence shall not apply to liabilities, losses or damages that the Lender may suffer and that (i) arise after and in the event that it has purchased the Pledged Stock, the Pledged Partnership Interests or the Pledged Membership Interests upon foreclosure or sale in lieu of foreclosure or (ii) arise by reason of the gross negligence or the willful misconduct of the Person to be indemnified. Subject to the terms of the Credit Agreements, the Guarantee and except to the extent specifically limited by applicable law, the Lender shall not be liable or responsible in any way for the safekeeping of the Pledged Collateral or for any loss or damage thereto or for any diminution in the value thereof, all of which shall be at the sole risk of the Pledgors.

     Section 3.11  Further Assurances.  So long as any of the Secured
                   ------------------
Obligations or any Commitments shall be outstanding, each Pledgor, at its expense, will timely execute, acknowledge, deliver, file and record, or will cause to be executed, acknowledged, delivered, filed or recorded, all such further instruments, conveyances, transfers, financing statements, continuation statements and assurances as may be necessary or appropriate (and, in any event, as may be requested by the Lender) to subject to the Lien of this Agreement, and to preserve, continue and protect the Lien of this Agreement on, the Pledged Collateral, including, without limitation, any Pledged Collateral acquired after the date of this Agreement, or as the Lender may reasonably require for the better granting, bargaining, selling, remising, releasing, confirming, conveying, warranting, assigning, transferring, pledging, delivering and setting over to the Lender, and for perfecting the Lender's rights in, every part of the Pledged Collateral, or as may be required in order to transfer to, or perfect the rights of any new agent or agents in, the Pledged Collateral; provided that no Pledgor shall be
                                            --------
required to take any action that would expand the obligations or limit the rights of any Pledgor under this Agreement.


                        ARTICLE 4. DEFAULTS -- REMEDIES

     Section 4.1  Nature of Events.  An "Event of Default" shall exist if any
                  ----------------
Event of Default under, and as defined in, any Credit Agreement occurs and is continuing.

     Section 4.2  Default Remedies.
                  ----------------

          (a) If an Event of Default exists, the Lender may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any and all relevant jurisdictions and all of the rights and remedies in this Agreement, in the Credit Agreements, the Guarantee, or in any other document executed in connection therewith or herewith, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Agreement, in the Credit Agreements, in the Guarantee, or in any other document executed in connection therewith or herewith or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time as often as may be deemed expedient by the Lender.

          (b) If an Event of Default exists, the Lender shall have the right, at any time or from time to time, to sell any or all of the Pledged Collateral.

          (c) Each Pledgor and the Lender agree that 10 days' notice to such Pledgor of any public or private sale or other disposition of the Pledged Collateral shall be reasonable notice thereof, and such sale shall be at such reasonable locations as the Lender shall designate in such notice. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by such Pledgor. Sales for cash at any public or private sale are all hereby deemed (without limitation) to be commercially reasonable. To the extent permitted by applicable law, the Lender shall have the right to bid at any such sale. Proceeds arising from any such sale shall be applied in the manner set forth in the applicable Credit Agreement.

          (d) If an Event of Default exists, the Lender may also, with or without proceeding with sale or foreclosure or demanding payment of the Secured Obligations, without notice, appropriate and apply to the payment of the Secured Obligations and the other obligations secured under this Agreement, any and all Pledged Collateral in its possession and any and all balances, credits, deposit accounts, reserves or other moneys due or owing to such Pledgor held by the Lender under this Agreement or otherwise to the extent permitted by law.

          (e) Anything in this Agreement contained to the contrary notwithstanding, and in view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral that consists of Securities may be effected after an Event of Default, upon the occurrence or existence of an Event of Default, the Lender may, from time to time, attempt to sell all or any part of such Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who will represent or agree as to their investment intent or method of resale or both in a manner reasonably required by the Lender to assure compliance with applicable securities laws. In so doing, the Lender may solicit offers to buy such Pledged Collateral, or any part of it, for cash, from a limited number of investors deemed by the Lender, in its reasonable commercial judgment, to be responsible parties who might be interested in purchasing such Pledged Collateral, and if the Lender solicits and receives such offers from not less than three such investors, then the acceptance by the Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition (as defined in the UCC) of such Pledged Collateral unless applicable law provides otherwise.

          (f) All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of the Pledgors contained in this Agreement, the U.S. Credit Agreement, the Guarantee, or any other document executed in connection therewith or herewith or in any document referred to in this Agreement, the U.S. Credit Agreement, the Guarantee, or any other document executed in connection therewith or herewith or contained in any agreement supplementary to this Agreement, the U.S. Credit Agreement, the Guarantee or any other document executed in connection therewith or herewith, shall be cumulative and not exclusive of any of the terms, covenants, conditions or agreements of the Pledgors contained in this Agreement, the U.S. Credit Agreement, the Guarantee, or any other document executed in connection therewith or herewith.

          (g) The Pledgors will pay to the Lender all reasonable expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Agreement and all other charges due against the Pledged Collateral, including, without limitation, taxes, assessments, security interests, Liens or encumbrances upon the Pledged Collateral (except for Permitted Encumbrances) and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of the Pledged Collateral.

     Section 4.3  Other Enforcement Rights.  The Lender may proceed to protect
                  ------------------------
and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Agreement contained or in execution or aid of any power in this Agreement granted to the extent permitted by law, or for foreclosure under this Agreement, or for the appointment of a receiver or receivers for the Pledged Collateral or any part thereof, for the recovery of judgment for the obligations secured by this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

     Section 4.4  Effect of Sale, etc.
                  --------------------

          (a) Any sale or sales properly completed pursuant to the provisions of this Agreement and applicable law, whether under any right or power granted hereby or thereby or pursuant to any legal proceedings, shall operate to divest any Pledgor of all right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Pledged Collateral, or any part thereof, so sold, and any Pledged Collateral so sold shall be free and clear of any and all rights of redemption by, through or under any Pledgor. At any such sale the Lender may bid for and purchase the Pledged Collateral sold and may make payment therefor as set forth in clause
(b) of this Section 4.4, and may hold, retain and dispose of such Pledged Collateral without further accountability.

          (b) The receipt by the Lender, or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Pledged Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, the Lender is the successful purchaser, it shall be entitled, for the purpose of making settlement or payment, to use and apply such Pledged Collateral to its Secured Obligations by crediting thereon the amount apportionable and applicable thereto out of the net proceeds of such sale.

     Section 4.5  Delay or Omission; No Waiver.  No course of dealing on the
                  ----------------------------
part of the Lender nor any delay or failure on the part of the Lender to exercise any right shall impair such right or operate as a waiver of such right or otherwise prejudice the Lender's rights, powers and remedies. No waiver by the Lender of any Default or Event of Default under any Credit Agreement, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Default or Event of Default under any Credit Agreement, or to impair the rights resulting therefrom except as may be otherwise expressly provided in this Agreement. Every right and remedy given by this Agreement, by the Credit Agreements, by the Guarantee, by any document executed in connection therewith and herewith or by law to the Lender may be exercised from time to time as often as may be deemed expedient by the Lender.

     Section 4.6  Application of Proceeds.  The proceeds of any exercise of
                  -----------------------
rights with respect to the Pledged Collateral, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to and applied in accordance with the provisions of the applicable Credit Agreement. If there is a deficiency, each Pledgor shall, subject always to the other provisions of this Agreement, the Credit Agreements, and the Guarantee, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Lender.

     Section 4.7  Cumulative Remedies.  No remedy under this Agreement, the
                  -------------------
Credit Agreements, and the Guarantee, or under any other document executed in connection therewith or herewith is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Agreement, any Credit Agreement, any Guarantee, or under any other document executed in connection therewith or herewith or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or performance of the Secured Obligations operate to prejudice, waive or affect the security of this Agreement or any rights, powers or remedies under this Agreement, nor shall the Lender be required to look first to, enforce or exhaust any such other or additional security, collateral or guaranties.

     Section 4.8  Waivers by the Pledgors.  Each Pledgor hereby waives notice of
                  -----------------------
acceptance of this Agreement and of extensions to any borrower under any Credit Agreement of credit, loans, advances or other financial assistance thereunder, or under any other agreement, note, document or instrument now or at any time or times hereafter executed by any Pledgor or French Subsidiary and delivered to the Lender. Each Pledgor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which such Pledgor might otherwise be entitled, except as otherwise expressly provided in this Agreement, any Credit Agreement or the other documents made in connection therewith or herewith, or as prohibited by law.

     Section 4.9  Consent.  Each Pledgor hereby consents that from time to time,
                  -------
before or after the occurrence or existence of any Event of Default, with or without notice to or assent from any Pledgor, any security at any time held by or available to the Lender for any of the Secured Obligations, or any other security at any time held by or available to the Lender for any obligation of any other Person secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as the Lender or the holder thereof may see fit, and each Pledgor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver or release.


                             ARTICLE 5. DEFEASANCE

     Section 5.1  Satisfaction and Discharge.  If any Pledgor shall pay and
                  --------------------------
discharge the entire indebtedness on all Secured Obligations outstanding by paying or causing to be paid the principal of, and interest on, all Secured Obligations outstanding, as and when the same become due and payable; and if any Pledgor shall also pay or cause to be paid all other sums payable under this Agreement with respect to the Secured Obligations and all sums payable under the Credit Agreements, or any one or more of the documents made in connection therewith or herewith, and fully discharges or causes to be discharged every other obligation herein or in the Credit Agreements, or in any other document made in connection therewith or herewith, contained or otherwise secured by this Agreement, or any other document made in connection therewith or herewith; and if all Commitments shall have been terminated, then and in that case all of the right, title and interest of the Lender in the Pledged Collateral created hereby shall cease and terminate, and thereupon the Lender shall forthwith execute and deliver as promptly as practicable, without recourse, proper deeds, assignments, terminations, certificates evidencing the Pledged Stock and other instruments or documents acknowledging satisfaction and discharging all of the right, title and interest of the Lender in the Pledged Collateral created hereby (subject to any disposition thereof that may have been made by the Lender pursuant to any Credit Agreement, or any other document made in connection therewith or herewith).

     Section 5.2  Disposal of Assets; Release of Lien.  So long as no Default or
                  -----------------------------------
Event of Default shall exist or be created as a result thereof under any Credit Agreement, if any Pledgor shall sell, lease, transfer or otherwise dispose of any of the Pledged Collateral in a manner not prohibited by any Credit Agreement, then the Lender, upon payment to it of all amounts then owed to it as fees and expenses under this Agreement, shall forthwith execute proper instruments releasing the interests in such Pledged Collateral so disposed of from the Lien of the Lender created under this Agreement. Upon the payment in full of any of the Pledged Obligations, the Lender, upon payment to it of all amounts then owed to it as fees and expenses under this Agreement, shall forthwith execute proper instruments releasing the interests of such Pledged Collateral serving as collateral security for such Pledged Obligations, as well as any promissory notes evidencing such Pledged Obligations, from the Lien of the Lender created under this Agreement.

                           ARTICLE 6. MISCELLANEOUS

     Section 6.1  Amendments and Waivers.  Except as otherwise expressly
                  ----------------------
provided in this Agreement or any Credit Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Pledgors and the Lender and any provision of this Agreement may be waived by the Lender.

     Section 6.2  Survival.  The obligations of the Pledgors under Section 3.10
                  --------
and Section 4.2(g) of this Agreement shall survive the repayment of the loans under the Credit Agreements and the termination of the Commitments.

     Section 6.3  Successors and Assigns.  This Agreement shall be binding upon,
                  ----------------------
and shall inure to the benefit of, the Pledgors, the Lender, and their respective successors and assigns.

     Section 6.4  Notices.  Except in the case of notices and other
                  -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to any Pledgors, c/o NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625, Attention of Chief Financial Officer (Telecopy No. 617-737-0924), with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention of Steven D. Singer, Esq. (Telecopy No. 617-526-5000); and

          (b) if to the Lender, to Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, Attention of Victoria W. Evans, Assistant Manager (Telecopy No. 617-772-1138), with a copy to Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109-2881, Attention of Raymond C. Zemlin, P.C. (Telecopy No. 617-523-1231).

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     Section 6.5  JURISDICTION; IMMUNITIES.
                  ------------------------

          (a) THE PLEDGORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY MASSACHUSETTS OR UNITED STATES FEDERAL COURT SITTING IN SUFFOLK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE PLEDGORS HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MASSACHUSETTS STATE OR FEDERAL COURT. THE PLEDGORS IRREVOCABLY CONSENT TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE PLEDGORS AT THEIR ADDRESSES SPECIFIED IN SECTION 6.4. THE PLEDGORS AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PLEDGORS FURTHER WAIVE ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE PLEDGORS FURTHER AGREE THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE LENDER SHALL BE BROUGHT ONLY IN MASSACHUSETTS STATE OR UNITED STATES FEDERAL COURT SITTING IN SUFFOLK COUNTY. THE PLEDGORS WAIVE ANY RIGHT THEY MAY HAVE TO JURY TRIAL.

          (b) Nothing in this Section 6.5 shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against any Pledgor or its property in the courts of any other jurisdictions.

          (c) To the extent that any Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Pledgor hereby irrevocably waives, to the extent permitted by law, such immunity in respect of its obligations under this Agreement.

     Section 6.6  Headings.  The headings and captions hereunder are for
                  --------
convenience only and shall not affect the interpretation or construction of this Agreement.

     Section 6.7  Severability.  The provisions of this Agreement are intended
                  ------------
to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 6.8  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

     Section 6.9  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                  -------------
INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

     Section 6.10  Power of Attorney.  Each Pledgor hereby makes, constitutes
                   -----------------
and appoints the Lender the true and lawful agent and attorney-in-fact of such Pledgor, with full power of substitution:

          (a) if an Event of Default exists, and to the fullest extent permitted by applicable law, to transfer any of the Pledged Stock, the Pledged Partnership Interests or the Pledged Membership Interests on the books of the issuer thereof to the name of the Lender or its nominee, and to indorse for negotiation its name;

          (b) if an Event of Default exists, and to the fullest extent permitted by applicable law, to collect all notes, checks, acceptances, drafts, money orders or other instruments included in the Pledged Collateral, with full power to endorse the name of such Pledgor upon any such notes, checks, acceptances, drafts, money orders, instruments or other documents relating to the Pledged Collateral and to effect the deposit and collection thereof, and the further right and power to endorse the name of such Pledgor on any document relating to the Pledged Collateral;

          (c) if an Event of Default exists, to sign the name of such Pledgor to drafts against its debtors, to notices to such debtors, to assignments and to notices of assignments, financing statements, continuation statements or other public records or notices and all other instruments and documents; and

          (d) to execute, acknowledge, deliver, file and record, or cause to be executed, acknowledged, delivered, filed or recorded, all such further instruments, deeds, conveyances, mortgages, transfers, financing statements, continuation statements and assurances as may be necessary or appropriate (and, in any event, as may be requested by the Lender) to subject to the Lien of this Agreement, and to preserve, continue and protect the Lien of this Agreement on, the Pledged Collateral after a request by the Lender to take any action, and the failure or refusal of such Pledgor to comply with such request within 10 days; provided that the Lender shall not take any action that would expand the
--------
obligations or limit the rights of any Pledgor under this Agreement.

     Each Pledgor agrees, in the absence of willful wrongdoing or gross negligence, that neither the Lender nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 6.10. The power of attorney granted under this Section 6.10 is coupled with an interest and shall be irrevocable so long as any Secured Obligation or Commitment remains outstanding.

     Section 6.11  Term of Agreement.  This Agreement shall be and remain in
                   -----------------
full force and effect so long as any Secured Obligations or Commitments are outstanding.

     Section 6.12  Acknowledgment.  Each of the issuers of each of the Pledged
                   --------------
Partnership Interests and the Pledged Membership Interests (the "Issuers"), by
                                                                 -------
executing the attached acknowledgment to this Agreement, hereby acknowledges and confirms that (a) each Pledgor has requested that each Issuer register, on each Issuer's books, the pledge of the Pledged Partnership Interests and the Pledged Membership Interests in favor of the Lender, and (b) the pledge of the Pledged Partnership Interests and the Pledged Membership Interests in favor of the Lender has been noted on the books and records of each Issuer.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    NMT MEDICAL, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT HEART, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT INVESTMENTS CORP.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES
                                    (INTERNATIONAL), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES (US), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President

                                    NMT NEUROSCIENCES (IP), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES
                                    INNOVASIVE SYSTEMS, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    BROWN BROTHERS HARRIMAN & CO.


                                    By: /s/ A. Heaton Robertson
                                       -----------------------------
                                         Name: A. Heaton Robertson
                                         Title: Partner

                                  Schedule I
                                  ----------

NMT Heart, Inc.
NMT Investments Corp.
NMT NeuroSciences (International), Inc.
NMT NeuroSciences (US), Inc.
NMT NeuroSciences (IP), Inc.
NMT Neurosciences Innovasive Systems, Inc.

                                  Schedule IV
                                  -----------
                              to Pledge Agreement
                              -------------------

                                 Pledged Stock
                                 -------------


1.   NMT Medical, Inc. (owner of 100% of the outstanding and issued shares of
     -----------------
     the following**):

     NMT NeuroSciences (International), Inc. (a Delaware corporation) NMT Heart, Inc. (a Delaware corporation)
     NMT Investments Corp. (a Massachusetts corporation)
     NMT NeuroSciences (US), Inc. (a Delaware corporation)
     NMT NeuroSciences (IP), Inc. (a Delaware corporation)
     Nitinol Medical Technologies FSC, Inc. (Barbados)
     Nitinol Medical Technologies International B.V. (Netherlands)


2.   NMT NeuroSciences (US), Inc. (owner of 100% of the outstanding and issued
     ----------------------------
     shares of the following):

     NMT Neurosciences Innovasive Systems, Inc. (a Florida corporation)


3.   NMT NeuroSciences (International), Inc. (owner of 100% of the outstanding
     ---------------------------------------
     and issued shares of the following**):

     NMT Neurosciences Holdings (UK) Limited (United Kingdom)
     NMT Neurosciences Holdings B.V. (Netherlands)
     NMT NeuroSciences Holdings (France) SA (owner of only 99,994 out of 100,000 shares) (France)



     **all pledges of shares of non-U.S. entities limited to 65% of the total amount of such shares

                                       20